ADVISORS SERIES TRUST
                              KAMINSKI POLAND FUND

                        SUPPLEMENT DATED AUGUST 27, 1999
               TO THE PROSPECTUS DATED OCTOBER 30, 1998 FOR CLASS
                 I SHARES AND TO THE PROSPECTUS DATED MARCH 16,
                           1999 FOR THE CLASS A SHARES


         Kaminski Asset Management, Inc. (the "Advisor") is the investment advisor to the Kaminski Poland Fund (the "Fund"). Pursuant to an agreement between the Advisor and the Fund, the Advisor has been limiting the operating expenses of each Class to 2.75% of average annual net assets by waiving its investment advisory fee and/or by paying expenses of the Fund. In order to enable the Advisor to make these payments, Mr. Matthew Gregory Kaminski, owner of the Advisor, has been making capital infusions into the Advisor out of his personal assets.

         If Mr. Kaminski discontinues his personal capital infusions into the Advisor, the Advisor's investment management services, including those provided to the Fund, would be compromised.

         If the Advisor is unable to, or voluntarily decides to discontinue to, waive the investment advisory fee and/or pay expenses of the Fund, the operating expenses of the Fund would be considerably higher.